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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 11, 2000
                                                ---------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                               333-60313             31-0738296
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(State or other jurisdiction           (Commission          (IRS Employer
  of incorporation)                     File Number)        Identification No.)


1 Bank One Plaza, Chicago, IL                              60670
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(Address of principal executive offices)                  (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5.  Other Events
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     On January 11, 2000, the Registrant issued a press release announcing (i)
its earnings expectations for fourth quarter and full year 1999; (ii) a special charge for the fourth quarter 1999; and (iii) its earnings outlook for 2000. In addition, the Registrant issued a press release announcing that it has retained a search firm to conduct the previously announced search for a chief executive officer. Copies of such press releases are attached as Exhibits 99(a) and 99(b), respectively, to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's January 11, 2000 Press Release regarding 1999 and 2000 earnings.

     99(b) Registrant's January 11, 2000 Press Release regarding its chief executive officer search.





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK ONE CORPORATION
                                         ---------------------
                                         (Registrant)


Date:  January 11, 2000                  By:  /s/ M. Eileen Kennedy
      -------------------                     ----------------------------------
                                              Title: Treasurer
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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------


99(a) Registrant's January 11, 2000 Press Release regarding 1999 and 2000 earnings.

99(b) Registrant's January 11, 2000 Press Release regarding its chief executive officer search.